Exhibit 10.1


                                 AMENDMENT TO
                            SUBORDINATED LOAN NOTE


      By this Allonge (this "ALLONGE"), to the Subordinated Loan Note dated as of May 18, 1999 by the undersigned Borrowers in favor of Fresenius AG, a German corporation, in the maximum principal amount of $400,000,000 (the "NOTE") the Borrowers and the Lender hereby agree as follows:

      1. All capitalized terms used herein without definition shall have the meanings assigned thereto in the Note.

      2. The reference to "September 30, 2003" in paragraph 2 of the Note is amended and replaced by a reference to "October 31, 2007".

      3. All references to the NMC Credit Agreement shall mean and include a reference to the Amended and Restated Credit Agreement dated as of February 21, 2003 among FMC, Fresenius Medical Care Holdings, Inc., the other Borrowers and Guarantors, identified therein, Bank of America, N.A., as Administrative Agent and the other agents identified therein, as amended, restated, supplemented or otherwise modified from time to time (such agreement, as so amended, restated, supplemented or otherwise modified from time to time, the "AMENDED AND RESTATED CREDIT AGREEMENT").

      4. The pricing matrix set forth in paragraph 4 of the Note was amended as of the date of the effectiveness of the Amended and Restated Credit Agreement to reflect the change in pricing under the Amended and Restated Credit
Agreement:

-----------------------------------------------------------------
 PRICING LEVEL       CONSOLIDATED LEVERAGE RATIO         MARGIN
-----------------------------------------------------------------
      I                        =>3.5:1.0                   2.00%
-----------------------------------------------------------------
     II                 >3.0:1.0 but <=3:5:1.0             1.75%
-----------------------------------------------------------------
     III                >2.5:1.0 but <=3.0:1.0             1.50%
-----------------------------------------------------------------
     IV                 >2.0:1.0 but <=2.5:1.0             1.25%
-----------------------------------------------------------------
      V                        <=2.0:1.0                   1.00%
-----------------------------------------------------------------


      5. The definition of Preferred Indebtedness in paragraph 7 of the Note is amended to include all "Senior Indebtedness" of any Borrower as defined in any other Trust Preferred Debt (as defined in the Amended and Restated Credit Agreement) that is guaranteed by such Borrower or any other debt that is pari passu thereto that is guaranteed by such Borrower.

      6. THE BORROWERS HEREBY COVENANT AND AGREE, AND THE LENDER, BY ITS ACCEPTANCE HEREOF, HEREBY COVENANTS AND AGREES, THAT, TO THE EXTENT AND IN THE MANNER HEREINAFTER SET FORTH THE PAYMENT OF THE PRINCIPAL OF THE INDEBTEDNESS EVIDENCED BY THE NOTE (AS AMENDED HEREBY AND AS IN EFFECT FROM TIME TO TIME) AND ANY INTEREST PAYABLE IN RESPECT THEREOF ARE HEREBY EXPRESSLY

MADE SUBORDINATE AND SUBJECT IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT IN FULL OF ALL AMOUNTS THEN DUE AND PAYABLE IN RESPECT OF ALL SENIOR PREFERRED INDEBTEDNESS.

      7. It is hereby further specifically provided that the indebtedness evidenced by the Note as amended hereby shall rank pari passu with the 7 7/8% Notes and the 7 3/8% Notes, the other Trust Preferred Subdebt (as defined in the Amended and Restated Credit Agreement) or any other debt that is pari passu thereto in right of payment and the obligations (if any) of the Borrowers in respect thereof, in each case to the extent and only to the extent required by the terms of such debt; provided, however, that this provision shall not affect the relative rights (if any) of the holders of the Notes against the Borrowers other than their rights in relation to the Lender hereunder.

      8. To the extent not expressly modified hereby, all provisions of the Note remain in full force and effect.

      9. The Lender hereby releases Lifechem, Inc., as a Borrower.

      10.This Allonge, which may be attached to the Note, shall be governed by and shall be construed and enforced in accordance with the laws of New York without regard to conflicts of laws principles.



Dated as of September 29, 2003

                                    NATIONAL MEDICAL CARE, INC.


                                    By: /s/ Mark Fawcett
                                        ---------------------------------------
                                        Name: Mark Fawcett
                                        Title: Treasurer



                                    BIO-MEDICAL APPLICATIONS OF
                                    ALABAMA, INC.


                                    By: /s/ Mark Fawcett
                                        ---------------------------------------
                                        Name: Mark Fawcett
                                        Title: Treasurer

                                    BIO-MEDICAL APPLICATIONS OF
                                    CONNECTICUT, INC.


                                    By: /s/ Mark Fawcett
                                        ---------------------------------------
                                        Name: Mark Fawcett
                                        Title: Treasurer



                                    BIO-MEDICAL APPLICATIONS OF
                                    FAYETTEVILLE, INC.


                                    By: /s/ Mark Fawcett
                                        ---------------------------------------
                                        Name: Mark Fawcett
                                        Title: Treasurer



                                    BIO-MEDICAL APPLICATIONS OF
                                    FLORIDA, INC.


                                    By: /s/ Mark Fawcett
                                        ---------------------------------------
                                        Name: Mark Fawcett
                                        Title: Treasurer



                                    BIO-MEDICAL APPLICATIONS OF
                                    GEORGIA, INC.


                                    By: /s/ Mark Fawcett
                                        ---------------------------------------
                                        Name: Mark Fawcett
                                        Title: Treasurer



                                    BIO-MEDICAL APPLICATIONS OF
                                    INDIANA, INC.


                                    By: /s/ Mark Fawcett
                                        ---------------------------------------
                                        Name: Mark Fawcett
                                        Title: Treasurer

                                    BIO-MEDICAL APPLICATIONS OF
                                    JERSEY CITY, INC.


                                    By: /s/ Mark Fawcett
                                        ---------------------------------------
                                        Name: Mark Fawcett
                                        Title: Treasurer



                                    BIO-MEDICAL APPLICATIONS OF
                                    KENTUCKY, INC.


                                    By: /s/ Mark Fawcett
                                        ---------------------------------------
                                        Name: Mark Fawcett
                                        Title: Treasurer



                                    BIO-MEDICAL APPLICATIONS OF
                                    LOUISIANA, LLC (AS SUCCESSOR BY MERGER TO
                                    BIO-MEDICAL APPLICATIONS OF LOUISIANA, INC.)


                                    By: /s/ Mark Fawcett
                                        ---------------------------------------
                                        Name: Mark Fawcett
                                        Title: Treasurer



                                    BIO-MEDICAL APPLICATIONS OF
                                    MARYLAND, INC.


                                    By: /s/ Mark Fawcett
                                        ---------------------------------------
                                        Name: Mark Fawcett
                                        Title: Treasurer



                                    BIO-MEDICAL APPLICATIONS OF
                                    MASSACHUSETTS, INC.


                                    By: /s/ Mark Fawcett
                                        ---------------------------------------
                                        Name: Mark Fawcett
                                        Title: Treasurer

                                    BIO-MEDICAL APPLICATIONS OF
                                    MISSISSIPPI, INC.


                                    By: /s/ Mark Fawcett
                                        ---------------------------------------
                                        Name: Mark Fawcett
                                        Title: Treasurer



                                    BIO-MEDICAL APPLICATIONS OF
                                    MISSOURI, INC.


                                    By: /s/ Mark Fawcett
                                        ---------------------------------------
                                        Name: Mark Fawcett
                                        Title: Treasurer



                                    BIO-MEDICAL APPLICATIONS OF
                                    NEW JERSEY, INC.


                                    By: /s/ Mark Fawcett
                                        ---------------------------------------
                                        Name: Mark Fawcett
                                        Title: Treasurer



                                    BIO-MEDICAL APPLICATIONS OF
                                    NORTH CAROLINA, INC.


                                    By: /s/ Mark Fawcett
                                        ---------------------------------------
                                        Name: Mark Fawcett
                                        Title: Treasurer



                                    BIO-MEDICAL APPLICATIONS OF
                                    OHIO, INC.


                                    By: /s/ Mark Fawcett
                                        ---------------------------------------
                                        Name: Mark Fawcett
                                        Title: Treasurer

                                    BIO-MEDICAL APPLICATIONS OF
                                    OKLAHOMA, INC.


                                    By: /s/ Mark Fawcett
                                        ---------------------------------------
                                        Name: Mark Fawcett
                                        Title: Treasurer



                                    BIO-MEDICAL APPLICATIONS OF
                                    PENNSYLVANIA, INC.


                                    By: /s/ Mark Fawcett
                                        ---------------------------------------
                                        Name: Mark Fawcett
                                        Title: Treasurer



                                    BIO-MEDICAL APPLICATIONS OF
                                    SOUTH CAROLINA, INC.


                                    By: /s/ Mark Fawcett
                                        ---------------------------------------
                                        Name: Mark Fawcett
                                        Title: Treasurer



                                    BIO-MEDICAL APPLICATIONS OF
                                    TEXAS, INC.


                                    By: /s/ Mark Fawcett
                                        ---------------------------------------
                                        Name: Mark Fawcett
                                        Title: Treasurer



                                    BIO-MEDICAL APPLICATIONS OF
                                    VIRGINIA, INC.


                                    By: /s/ Mark Fawcett
                                        ---------------------------------------
                                        Name: Mark Fawcett
                                        Title: Treasurer

                                    BIO-MEDICAL APPLICATIONS OF
                                    WISCONSIN, INC.


                                    By: /s/ Mark Fawcett
                                        ---------------------------------------
                                        Name: Mark Fawcett
                                        Title: Treasurer



ACKNOWLEDGED AND AGREED:


FRESENIUS AG


By: /s/ Karl Schwab
    ---------------------------------------
    Name: Karl Schwab
    Title:  Senior Vice President Finance

By: /s/ Dr. Dietmar Blumenhagen
    ---------------------------------------
    Name: Dr. Dietmar Blumenhagen
    Title:  Treasurer